Exhibit 10.2

WASTE CONNECTIONS, INC.
CONSULTANT INCENTIVE PLAN

1.	PURPOSE.

The purpose of the Plan is to provide a means for the Company and any Subsidiary, through the grant of Warrants to selected Consultants in connection with business development services rendered by such Consultants relating to acquisitions by the Company or a Subsidiary or other services approved by the Board, to attract and retain persons of ability as Consultants, and to motivate such persons to exert their best efforts on behalf of the Company and any Subsidiary.

2.	DEFINITIONS.

(a)           “Board” means the Company’s Board of Directors.

(b)           “Change in Control” means:

(i)          any reorganization, liquidation or consolidation of the Company, or any merger or other business combination of the Company with any other corporation, other than any such merger or other combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such transaction;

(ii)         any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or

(iii)        any “person” (as defined in Section 13(d) and 14(d) of the Exchange Act) shall become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the Company’s outstanding voting securities (except that for purposes of this definition, “person” shall not include any person (or any person that controls, is controlled by or is under common control with such person) who as of the date of a Warrant Agreement owns ten percent (10%) or more of the total voting power represented by the outstanding voting securities of the Company, or a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or a corporation that is owned directly or indirectly by the stockholders of the Company in substantially the same percentage as their ownership of the Company).

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(c)           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(d)           “Committee” means a committee appointed by the Board in accordance with section 4(b) of the Plan.

(e)           “Company” means Waste Connections, Inc., a Delaware corporation.

(f)           “Consultant” means any natural person, including an advisor, engaged by the Company or a Subsidiary to render business development consulting or other bona fide services to the Company or any Subsidiary as approved by the Board and who is compensated for such services; provided that such services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and provided further that the term “Consultant” shall not include any Officers or Directors.

(g)           “Director” means a member of the Company’s Board.

(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(i)           “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(i)           If the Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for the Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination, in each case as reported in The Wall Street Journal or such other sources as the Board deems reliable;

(ii)         If the Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Stock on the market trading day of the date of determination, or, if the date of determination is not a market trading day, the last market trading day prior to the date of determination; or

(iii)        In absence of an established market for the Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

(j)           “Holder” means a Consultant who holds an outstanding Warrant.

(k)           “Officer” means any officer of the Company or a Subsidiary.

(l)           “Plan” means this Waste Connections, Inc. Consultant Incentive Plan.

(m)           “Securities Act” means the Securities Act of 1933, as amended.

(n)           “Stock” means the Common Stock of the Company.

(o)           “Subsidiary” means any corporation that at the time a Warrant is granted under the Plan qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in section 424(f) of the Code, or any similar provision hereafter enacted.

(p)           “Warrant” means a Warrant granted pursuant to this Plan.

(q)           “Warrant Agreement” means a written agreement between the Company and a Holder evidencing the terms and conditions of an individual Warrant grant.  Each Warrant Agreement shall be subject to the terms and conditions of the Plan.

3.	SHARES SUBJECT TO THE PLAN.

Subject to adjustment as provided in section 6 for changes in Stock, the Stock that may be sold pursuant to Warrants shall not exceed in the aggregate 450,000 shares.  Such number of shares shall be reserved for Warrants (subject to adjustment as provided in section 6).  If any Warrant for any reason terminates, expires or is cancelled without having been exercised in full, the Stock not purchased under such Warrant shall revert to and again become available for issuance under the Plan.

4.	ADMINISTRATION.

(a)           The Plan shall be administered by the Board or, at the election of the Board, by a Committee, as provided in subsection (b).  Subject to the Plan, the Board shall:

(i)          determine and designate from time to time those Consultants to whom Warrants are to be granted;

(ii)         authorize the granting of Warrants;

(iii)       determine the number of shares subject to each Warrant and the Purchase Price of each Warrant;

(iv)        determine the time or times when and the manner in which each Warrant shall be exercisable and the duration of the exercise period;

(v)          construe and interpret the Plan and the Warrants, and establish, amend and revoke rules and regulations for the Plan’s administration, and correct any defect, omission or inconsistency in the Plan or any Warrant Agreement in a manner and to the extent it deems necessary or expedient to make the Plan fully effective;

(vi)        approve forms of Warrant Agreements for use under the Plan; and

(vii)       make such other determinations as it may be authorized to make in the Plan and as it may deem necessary and desirable for the purposes of the Plan.

(b)           The Board may delegate administration of the Plan to one or more Committees of the Board.  Each such Committee shall consist of one or more members appointed by the Board.  Subject to the foregoing, the Board may from time to time increase the size of any such Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, or fill vacancies, however caused.  If the Board delegates administration of the Plan to a Committee, the Committee shall have the same powers theretofore possessed by the Board with respect to the administration of the Plan (and references in this Plan to the Board shall apply to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board.  The Board may abolish any such Committee at any time and revest in the Board the previously delegated administration of the Plan.

5.	TERMS AND CONDITIONS OF WARRANTS.

Each Warrant granted shall be evidenced by a Warrant Agreement in substantially the form attached hereto as Annex A or such other form as may be approved by the Board.  Each Warrant Agreement shall include the following terms and conditions and such other terms and conditions as the Board may deem appropriate:

(a)           WARRANT TERM.  Each Warrant Agreement shall specify the term for which the Warrant thereunder is granted and shall provide that such Warrant shall expire at the end of such term; provided that the Board may extend such term.

(b)           PURCHASE PRICE.  Each Warrant Agreement shall specify the purchase price per share, as determined by the Board at the time the Warrant is granted, which purchase price shall in no event be less than the Fair Market Value when the Warrant is granted.

(c)           VESTING.  Each Warrant Agreement shall specify when it is exercisable.  The total number of shares of Stock subject to a Warrant may, but need not, be allotted in periodic installments (which may, but need not be, equal).  A Warrant Agreement may provide that from time to time during each of such installment periods, the Warrant may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period or any prior period as to which the Warrant shall have become vested but shall not have been fully exercised.  A Warrant may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board deems appropriate.

(d)           PAYMENT OF PURCHASE PRICE ON EXERCISE.  Each Warrant Agreement shall provide that the purchase price of the shares as to which such Warrant may be exercised shall be paid to the Company at the time of exercise either (i) in cash or by certified or official bank check, (ii) by “net issue exercise” described in the Warrant Agreement, or (iii) in any other form or combination of forms of legal consideration that may be acceptable to the Board.

(e)           NONTRANSFERABILITY.  A Warrant shall not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of by the Holder during his or her lifetime, whether by operation of law or otherwise, other than by will or the laws of descent and distribution applicable to the Holder, and shall not be made subject to execution, attachment or similar process; provided that the Board may in its discretion at the time of approval of the grant of a Warrant or thereafter permit a Holder to transfer a Warrant to a trust or other entity established by the Holder for estate planning purposes, pursuant to a domestic relations order, or as a gift to certain family members, and may permit further transferability or impose conditions or limitations on any permitted transferability.  Otherwise, during the lifetime of a Holder, a Warrant shall be exercisable only by such Holder.

(f)           CONDITIONS ON EXERCISE OF WARRANTS AND ISSUANCE OF SHARES.

(i)          SECURITIES LAW COMPLIANCE.  The Plan, the grant and exercise of Warrants thereunder and the obligation of the Company to sell and deliver shares of Stock on exercise of Warrants shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required, in the opinion of the Board.  Warrants may not be exercised if the issuance of shares of Stock upon exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed.  In addition, no Warrant may be exercised unless (a) a registration statement under the Securities Act shall at the time of exercise of the Warrant be in effect with respect to the shares of Stock issuable upon exercise of the Warrant or (b) in the opinion of legal counsel to the Company, the shares of Stock issuable upon exercise of the Warrant may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.  The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares of Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.  As a condition to the exercise of any Warrant, the Company may require the Holder to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

(ii)         INVESTMENT REPRESENTATION.  The Company may require any Holder, or any person to whom a Warrant is transferred, as a condition of exercising such Warrant, to (A) give written assurances satisfactory to the Company as to the Holder’s knowledge and experience in financial and business matters or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Warrant, and (B) to give written assurances satisfactory to the Company stating that such person is acquiring the shares of Stock subject to the Warrant for such person’s own account and not with any present intention of selling or otherwise distributing the shares.  The foregoing requirements, and any assurances given pursuant to such requirements, shall not apply if (1) the issuance of the shares of Stock on the exercise of the Warrant has been registered under a then currently effective registration statement under the Securities Act, or (2) counsel for the Company determines as to any particular requirement that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, with the advice of its counsel, place such legends on stock certificates issued under the Plan as the Company deems necessary or appropriate to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Stock.

6.	ADJUSTMENTS ON CERTAIN EVENTS.

(a)           CHANGE IN CONTROL.  Each Warrant Agreement shall provide that if the Company is subject to a Change in Control:

(i)          immediately prior thereto all outstanding Warrants shall be automatically accelerated and become immediately exercisable as to all of the shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Warrant Agreement; and

(ii)         the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without the Holder’s consent, the shares subject to a Warrant may (A) continue as an immediately exercisable Warrant of the Company (if the Company is the surviving corporation), (B) be assumed as immediately exercisable Warrants by the surviving corporation or its parent, (C) be substituted by immediately exercisable warrants granted by the surviving corporation or its parent with substantially the same terms for the Warrant, or (D) be cancelled after payment to the Holder of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to the Warrant multiplied by the remainder of (1) the amount per share to be received by holders of the Company’s Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares subject to the Warrant.

(b)           STOCK DIVIDENDS, STOCK SPLITS, ETC.  The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Stock), or evidences of indebtedness or other property or assets, on outstanding Stock, (ii) subdivide the outstanding shares of Stock into a greater number of shares, (iii) combine the outstanding shares of Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation).  An adjustment made pursuant to this section 6(b) shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.  In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of the Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same aggregate purchase price the number of shares of Stock and the number of shares or other units of such other securities that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event.  If, as a result of any adjustment pursuant to this section 6(b), the Holder shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

(c)           FURTHER ADJUSTMENTS.   If at any time, as a result of an adjustment made pursuant to this section 6, a Holder shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Stock, the number of such other shares or units so receivable on any exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Stock in this section 6, and the provisions of this Agreement with respect to the shares of Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

(d)           NO FRACTIONAL SHARES.  All calculations under this section 6 shall be, in the case of purchase price, rounded up to the nearest cent or, in the case of shares, rounded down to the nearest one-hundredth of a share, but in no event shall the Company be obligated to issue any fractional share on any exercise of a Warrant.

7.	AMENDMENT OF THE PLAN.

(a)           The Board may from time to time amend or modify the Plan for any reason; provided that the Company will seek shareholder approval for any change if and to the extent required by applicable law, regulation or rule.

(b)           Rights and obligations under any Warrant granted before amendment of the Plan shall not be altered or impaired by any amendment, unless the Holder consents in writing.

8.	TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time for any reason.  Unless sooner terminated, the Plan shall terminate on the day prior to the tenth anniversary of the date the Plan is adopted by the Board.  No Warrants may be granted under the Plan while the Plan is suspended or after it is terminated.  Rights and obligations under any Warrant granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the written consent of the Holder.

9.	EFFECTIVE DATE OF THE PLAN.

The Plan shall be effective immediately upon its adoption by the Board.

10.	WITHHOLDING TAXES.

Whenever the Company proposes or is required to issue or transfer shares of Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any Federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.  Alternatively, the Company may issue or transfer such shares net of the number of shares sufficient to satisfy the minimum withholding tax requirements.  For withholding tax purposes, the shares of Stock shall be valued on the date the withholding obligation is incurred.

11.	NO RIGHTS AS STOCKHOLDER.

No Holder, as such, shall have any rights as a stockholder of the Company.

12.	NO RIGHTS TO CONTINUED ENGAGEMENT.

The Plan and any Warrants granted under the Plan shall not confer on any Holder any right with respect to continuation of engagement by the Company or any Subsidiary as a Consultant or otherwise, nor shall they interfere in any way with the right of the Company or any Subsidiary that engages a Consultant to terminate the Consultant’s engagement at any time.

13.	INDEMNIFICATION.

In addition to such other rights of indemnification as they may have as Officers or Directors, Officers or Directors to whom authority to act for the Board or the Company with respect to the Plan is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

ANNEX A

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK PURCHASABLE ON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE ENCUMBERED, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE CORPORATION AND CONCURRED IN BY THE CORPORATION’S COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

Warrant No. ___	Warrant to Purchase
_________ shares of
Common Stock (Subject
to Adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
WASTE CONNECTIONS, INC.

Void after ________________________

This certifies that for value received, _____________ (“Holder”) is entitled, subject to the terms set forth below, at any time or from time to time beginning on _______________ and before 5:00 p.m., Pacific standard time, on _______________________, to purchase from Waste Connections, Inc., a Delaware corporation (the “Company”), up to ____________ fully paid and nonassessable shares of the common stock, par value $0.01 per share, of the Company (the “Common Stock”) as constituted on _______________________ (the “Issue Date”), upon surrender hereof at the principal office of the Company, with the subscription form attached hereto properly completed and duly executed, and simultaneous payment therefor in lawful money of the United States at the price of $______ per share, subject to adjustment as provided in Section 4 hereof (the “Purchase Price”).  The number and character of such shares of Common Stock are also subject to adjustment as provided below.  Such number shall be reduced at such time or times as this Warrant is exercised in part by the number of shares as to which this Warrant is then exercised.  The term “Warrant Stock” shall mean, unless the context otherwise requires, the stock and other securities and property at any time receivable upon the exercise of this Warrant.  The term “warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

1.           Method of Exercise; Payment.  Subject to compliance with the provisions of Section 7 hereof:

A.         Cash Exercise.  This Warrant may be exercised as a whole, or in part from time to time, by the Holder by delivering this Warrant, for cancellation if it is exercised as a whole or for endorsement if it is exercised in part, together with a Subscription in the form appearing at the end hereof properly completed and duly executed by or on behalf of the Holder, to the Company at its office in Folsom, California (or at the office of the agency maintained for such purpose), accompanied by payment in cash or by certified or official bank check payable to the order of the Company, in an aggregate amount equal to the Purchase Price as then adjusted times the number of shares of Warrant Stock as to which this Warrant is then being exercised.  In the event of any such exercise that is partial, the Company shall endorse this Warrant as having been exercised to that extent and return this Warrant to the Holder.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.

Annex A - Page 1

B.           Net Issue Exercise.  In lieu of exercising this Warrant pursuant to Section 1.A, Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being cancelled) by surrender of this Warrant at such office together with notice of such election, in which event the Company shall issue to Holder a number of shares of Warrant Stock computed using the following formula:

X = Y (A-B)

    A

Where X =          the number of shares of Warrant Stock to be issued to Holder.

Y =          the number of shares of Warrant Stock purchasable under this Warrant at the date of such calculation or, if only a portion of this Warrant is being exercised, the portion of this Warrant being cancelled at the date of such calculation.

A =          the fair market value of one share of Warrant Stock purchasable under this Warrant at the date of such calculation.

B =           Purchase Price (as adjusted to the date of such calculations).

For purposes of this Warrant, fair market value of one share of Warrant Stock shall mean:

(1)         The average of the closing price of the Common Stock quoted on the New York Stock Exchange or the closing price quoted on any other national securities exchange or the NASDAQ National Market on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days prior to the date of determination of fair market value; or

(2)          If the Common Stock is not traded on the New York Stock Exchange or on such other exchange or the NASDAQ National Market, an amount reasonably determined in good faith by the Board of Directors to be the fair market value.

C.           Delivery of Stock Certificates.  The Company will, or will direct its transfer agent to, issue, as soon as practicable after any exercise of this Warrant under Section 1 and in any event within thirty days thereafter, at its expense (including the payment by it of any applicable issue taxes), in the name of and deliver to the Holder, or as the Holder may direct (on payment by the Holder of any applicable transfer taxes) a certificate or certificates for the number of fully paid and nonassessable shares of Warrant Stock as to which this warrant is so exercised.

Annex A - Page 2

2.             Payment of Taxes.  All shares of Warrant Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issuance or delivery thereof.  The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Holder and, in such case, the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid, or it has been established to the Company’s satisfaction that no tax or other charge is due.

3.            A.          Transfer.  This Warrant and all rights hereunder are generally not transferable except by will or the laws of descent and distribution, unless the Company expressly permits a transfer, such as to a trust or other entity for estate planning purposes, pursuant to a domestic relations order, or as a gift to certain family members.  Unless the Company approves such a transfer, this Warrant is exercisable during the Holder’s life only by the Holder.

B.           Exchange.  At the request of the Holder, the Company shall exchange this Warrant for two or more Warrants of like tenor entitling the Holder to purchase the same aggregate number of shares of Warrant Stock, each new Warrant to represent the right to purchase such number of shares of Warrant Stock as the Holder shall designate at the time of such exchange; provided that the Holder shall not be entitled so to exchange this Warrant or any warrant received in any such exchange on more than an aggregate of five occasions.

4.             A.          Change in Control.  In the event that the Company is subject to a Change in Control:

  (i)         immediately prior thereto this Warrant shall be automatically accelerated and become immediately exercisable as to all of the shares of Warrant Stock covered hereby, notwithstanding anything to the contrary in the Plan or this Agreement; and

  (ii)        the Board may, in its discretion, and on such terms and conditions as it deems appropriate, by resolution adopted by the Board or by the terms of any agreement of sale, merger or consolidation giving rise to the Change in Control, provide that, without the Holder’s consent, the shares subject to this Warrant may (a) continue as an immediately exercisable warrant of the Company (if the Company is the surviving corporation), (b) be assumed as immediately exercisable warrants by the surviving corporation or its parent, (c) be substituted by immediately exercisable warrants granted by the surviving corporation or its parent with substantially the same terms for this Warrant, or (d) be cancelled after payment to the Holder of an amount in cash or other consideration delivered to stockholders of the Company in the transaction resulting in a Change in Control of the Company equal to the total number of shares subject to this Warrant multiplied by the remainder of (1) the amount per share to be received by holders of the Common Stock in the sale, merger or consolidation, minus (2) the exercise price per share of the shares of Warrant Stock subject to this Warrant.

Annex A - Page 3

B.          Stock Dividends, Stock Splits, Etc.  The exercise price shall be subject to adjustment from time to time in the event that the Company shall (i) pay a dividend in, or make a distribution of, shares of Common Stock (or securities convertible into, exchangeable for or otherwise entitling a holder thereof to receive Common Stock), or evidences of indebtedness or other property or assets, on outstanding Common Stock, (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the resulting corporation).  An adjustment made pursuant to this Section 4.B shall, in the case of a dividend or distribution, be made as of the record date therefor and, in the case of a subdivision, combination or reclassification, be made as of the effective date thereof.  In any such case, the total number of shares and the number of shares or other units of such other securities purchasable on exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive at the same aggregate purchase price the number of shares of Warrant Stock and the number of shares or other units of such other securities that the Holder would have owned or would have been entitled to receive immediately following the occurrence of any of the events described above had the Warrant been exercised in full immediately prior to the occurrence (or applicable record date) of such event.  If, as a result of any adjustment pursuant to this Section 4.B, the Holder shall become entitled to receive shares of two or more classes or series of securities of the Company, the Board shall equitably determine the allocation of the adjusted exercise price between or among shares or other units of such classes or series and shall notify the Holder of such allocation.

C.          Further Adjustments.  If at any time, as a result of an adjustment made pursuant to this Section 4, the Holder shall become entitled to receive any shares of capital stock or shares or other units of other securities or property or assets other than Warrant Stock, the number of such other shares or units so receivable on any exercise of the Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Warrant Stock in this Section 4, and the provisions of this Agreement with respect to the shares of Warrant Stock shall apply, with necessary changes in points of detail, on like terms to any such other shares or units.

D.          No Fractional Shares.  All calculations under this Section 4 shall be, in the case of purchase price, rounded up to the nearest cent or, in the case of shares subject to this warrant, rounded down to the nearest one-hundredth of a share, but in no event shall the Company be obligated to issue any fractional share on any exercise of the Warrant.

E.           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth:  (i) such adjustments and readjustments; (ii) the Purchase Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

Annex A - Page 4

F.           No Dilution or Impairment.  The Company will not by amendment of its Certificate of Incorporation, or through reorganization, consolidation, merger, dissolution, issuance or sale of securities, sale of assets, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Warrant Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares upon the exercise of this Warrant, and (iii) will take no action to amend its Certificate of Incorporation that would change to the detriment of the holders of Common Stock (whether or not any Common Stock be at the time outstanding) the dividend or voting rights of the Company’s Common Stock (as constituted on the Issue Date).

G.           Notices of Record Date.  In case:

(i)           The Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii)         Of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any split or combination of shares of any class of capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

(iii)        Of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, split, combination, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, split, combination, consolidation, merger, conveyance, dissolution, liquidation or winding-up.  Such notice shall be mailed at least 90 days prior to the date therein specified.

5.             Loss or Mutilation.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to it, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new warrant of like tenor.

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6.             Reservation of Common Stock.  The Company shall at all times reserve and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Warrant Stock as will be sufficient to permit the exercise in full of this Warrant.

7.             Investment Intent.  The Holder, by accepting this Warrant, represents and warrants to the Company as follows:

A.          Acquisition for Own Account.  The Holder is acquiring this Warrant for the Holder’s own account, not as a nominee or agent.  The Holder is not obligated to transfer this Warrant to anyone else nor has any agreements or understandings to do so.  The Holder is acquiring this Warrant for investment for an indefinite period and not with a view to any sale or distribution of it, by public or private sale or other disposition, and has no intention of selling, granting any participation in or otherwise distributing or disposing of it.  The Holder does not intend to subdivide the Warrant with anyone.

B.          Restricted Securities.  The Holder is able to bear the economic risk of the Holder’s investment in this Warrant and is aware that the Holder must be prepared to hold this Warrant for an indefinite period and that this Warrant has not been registered under the Act, on the ground that no distribution or public offering of this Warrant is to be effected and this Warrant is being issued by the Company without any public offering within the meaning of Section 4(2) of the Act.

C.          Sophistication.  The Holder is an “accredited investor” as that term is defined in Regulation D under the Act.  The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the Holder’s investment in this Warrant.

D.          Agreement to Refrain from Resales.  Without in any way limiting the Holder’s representations herein, the Holder further agrees that the Holder shall not encumber, pledge, hypothecate, sell, assign, transfer or otherwise dispose of this Warrant, unless and until, prior to any proposed encumbrance, pledge, hypothecation, sale, assignment, transfer or other disposition, either (i) a registration statement under the Act with respect thereto shall be then effective (ii)(a) the Holder shall have furnished the Company with a statement of the circumstances of the proposed disposition and an opinion of counsel (obtained at the Holder’s expense) satisfactory to the Company to the effect that such disposition will not require registration under the Act and (b) counsel for the Company shall have concurred in such opinion of counsel and the Company shall have advised the Holder of such concurrence.

E.           Certificates to be Legended.  The Holder understands and agrees that this Warrant and any warrant issued to replace this Warrant will bear a legend on the face thereof (or on the reverse thereof with a reference to such legend on the face thereof) in substantially the form set forth on the first page of this Warrant and any other legend that the Company considers necessary or appropriate to comply with any applicable securities law.

8.             Notices.  All notices and other communications from the Company to the Holder shall be mailed by first-class registered or certified mail, postage prepaid, to the address furnished to the Company in writing by the last Holder who shall have furnished an address to the Company in writing.

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9.             Change; Waiver.  Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

10.           Attorneys’ Fees.  In the event any party is required to engage the services of attorneys for the purpose of enforcing this Warrant, or any provision hereof, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and any other costs or expenses.

11.           Headings.  The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

12.           Law Governing.  This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of California.

DATED: __________________

WASTE CONNECTIONS, INC.

By:
Ronald J. Mittelstaedt
Chairman and Chief Executive Officer

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ENDORSEMENTS

Exercise Date	Number of Shares as to Which Exercised	Number of Shares Remaining Available for Exercise	Signature of Authorized Officer of the Company

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SUBSCRIPTION FORM

(To be executed only upon exercise of warrant)

The undersigned Holder of this Warrant irrevocably exercises this Warrant for the purchase of _________ shares of Common Stock of Waste Connections, Inc., purchasable with this Warrant, and herewith makes payment therefor, all at the price and on the terms and conditions specified in this Warrant.

Dated: __________________

(signature of Holder)

(Street Address)

(city) (state) (zip Code)

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned Holder of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ____________ [Attorney] to make such transfer on the books of Waste Connections, Inc., maintained for the purpose, with full power of substitution in the premises.

Dated:

[Holder]

By:
Name:
Title:

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